UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2018

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of March 5, 2018, Joseph Arezone will reduce his duties and responsibilities at FARO Technologies, Inc. (the “Company”) due to his desire to relocate to be closer to his family. Accordingly, he will step down from his current role as Chief Commercial Officer and will serve as the Company’s Senior Vice President, Corporate Strategy & Initiatives. Mr. Arezone will no longer serve as an “executive officer” within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or as an “officer” within the meaning of Section 16 of the Exchange Act.
In connection with his reduced role, on March 5, 2018, the Company and Mr. Arezone entered into a letter agreement (the “Letter Agreement”), terminating his employment agreement entered into on April 27, 2016 (the “Employment Agreement”). Pursuant to the terms of the Letter Agreement, Mr. Arezone also acknowledged and agreed that (i) effective as of March 5, 2018, he will no longer be a participant under the FARO Technologies, Inc. Amended and Restated Change in Control Severance Policy (the “Policy”), and (ii) the change to his position, duties, responsibilities, compensation, work location and other terms and conditions of his employment with the Company contemplated by the Letter Agreement do not constitute “Good Reason” under the Employment Agreement or the Policy. The foregoing summary of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.
Mr. Arezone’s compensation has been adjusted to reflect his reduced role and responsibilities. Effective as of March 5, 2018, Mr. Arezone will have an annual base salary of $263,280 and his target award opportunity under the Company’s (1) short-term cash incentive plan in 2018 will be 40% of his base salary and (2) long-term equity incentive plan in 2018 will be 75% of his base salary.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Letter agreement between FARO Technologies, Inc. and Joseph Arezone dated March 5, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

March 5, 2018	/s/ Jody S. Gale
	By:	Jody S. Gale
	Its:	Senior Vice President, General Counsel & Secretary